VAN KAMPEN UNIT TRUSTS, SERIES 772

                   Enhanced Index Strategies Portfolio 2008-3

                 Supplement to the Prospectus dated July 8, 2008


     Notwithstanding anything to the contrary in the prospectus, the stock of American International Group, Inc. has been liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated: September 16, 2008